UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2016 (September 7)

SILVER RUN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37697 (Commission File Number)	47- 5381253 (I.R.S. Employer Identification No.)

1000 Louisiana Street, Suite 1450

Houston, TX, 77002

(address of principal executive offices)
(zip code)

(713) 357-1400
(Registrant’s telephone number, including area code)

  Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8K/A is being filed by Silver Run Acquisition Corporation to revise information contained on slides 2, 20 and 34 of the Investor Presentation included in the Form 8-K filed with the Securities and Exchange Commission on September 7, 2016 (the “Original Form 8-K”). No other information in the Original Form 8-K is hereby amended.

Item 8.01 Other Events.

On September 7, 2016, Silver Run Acquisition Corporation will provide information regarding the proposed transaction with Centennial Resource Production, LLC in a presentation to certain investors and analysts.  A copy of the investor presentation is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Investor Presentation dated September 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Run Acquisition Corporation

Date: September 23, 2016	By:	/s/ Stephen S. Coats

	Name:	Stephen S. Coats

	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Investor Presentation dated September 2016.